

GranTierra energy inc.

Global Energy Conference
Canaccord Adams
November 18, 2008

Disclaimer

This presentation material contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections, statements of resource potential or other statements, other than statements of historical fact, are forward looking information, forward-looking statements or financial outlooks (collectively, "forward-looking statements") under the meaning of applicable securities laws, including Canadian Securities Administrators' National Instrument 51-102 Continuous Disclosure Obligations and the United States Private Securities Litigation Reform Act of 1995. These statements are made as of the date of this presentation and the fact that this presentation remains available does not constitute a representation by Gran Tierra Energy that Gran Tierra Energy believes these forward-looking statements continue to be true as of any subsequent date. Although Gran Tierra Energy believes that the assumptions underlying, and expectations reflected in, these forward-looking statements are reasonable, it can give no assurance that these assumptions and expectations will prove to be correct. Such statements include, but are not limited to, statements about the anticipated benefits of the transaction with Solana, including future financial and operating results, the plans, objectives, expectations and intentions of the combined company, and the future development of the company's business. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the risk that the Gran Tierra Energy and Solana businesses will not be integrated successfully; the risk that the cost savings and any revenue synergies from the combination of Gran Tierra Energy and Solana may not be fully realized or may take longer to realize than expected; disruption from the Gran Tierra and Solana transaction making it more difficult to maintain relationships with regulatory agencies, employees or suppliers; delays and difficulties in developing currently owned properties; the failure of exploratory drilling to result in commercial wells; delays due to the limited availability of drilling equipment and personnel; fluctuations in oil and gas prices; general economic conditions; and the risk factors detailed from time to time in Gran Tierra Energy's periodic reports and registration statements filed with the Securities and Exchange Commission including, without limitation, the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2008, and under the caption "Item 1A - Risk Factors" in Gran Tierra's Annual Report on Form 10-K/A for the period ended December 31, 2007, filed with the Securities and Exchange Commission. These filings are available on a Web site maintained by the Securities and Exchange Commission at http://www.sec.gov. Gran Tierra's forward-looking statements are expressly qualified in their entirety by this cautionary statement.


Turning
$90 Million into
$900 Million
Proceeds from GTE equity financings versus net after tax NPV10 of GTE and SOR combined 3P reserves (YE 2007 Gaffney Cline and July 1, 2008 GLJ) at $60 WTI

1) Efficiently exploring more blocks



Exploration Blocks
30
25
20
15
10
5
0
2005
2006
2007
2008

7.1 million acres (gross)

(6.2 million acres net)

(GTE & SOR)

2) Increasing proven reserves by **19x**

GranTierra energy inc.



20
15
10
5
0
Million barrels of oil
2005
2006
2007
2008*

18.4 million BBL

Total Proven Reserves - Net after royalty

*(GTE & SOR as of June 21, 2008)

3) Increasing production by **15X**

GranTierra energy inc.



16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
BOPD (net after royalty)
*
2005
2006
2007
2008

15,000 BBL/Day

(Forecast 2008 exit rate - Net after royalty)

*(GTE & SOR merger on November 14, 2008)

Reserves and production growth driven by the drill-bit - through major oil discoveries



Costayaco

Gran Tierra's Major
Oil Discovery in Colombia

Costayaco Field

61.4 Million

Barrels Reserves (3P)*


Colombia
Costayaco Field
Putumayo Basin

* Based on the Costayaco Field's gross reserves before royalties. Study completed by GLJ Petroleum Consultants, effective July 1, 2008. With the acquisition of SOR that was completed November 14, 2008, GTE has a 100% working interest in the Costayaco Field in the Chaza Block.

Established Reserves

Based on first three wells


Colombia
Bogotá
Putumayo Basin


Chaza Block
Costayaco Field
3P Reserve
C-2
C-1
C-3
Guayuyaco Block
Producing
Oil Fields
Pipeline
100
0
GTE Working Interest
Uchupayaco

Light and Medium Oil Reserves*

Reserves Category	Gross Reserves** (MMbbl)
Proved Producing	9.64
Proved Developed Non-producing	3.58
Proved Undeveloped	7.33
Total Proved	**20.54**
Total Probable	14.37
Total Proved Plus Probable	**34.91**
Total Possible	26.48
Total PPP	**61.39**

* Reserve study completed by GLJ Petroleum Consultants, effective July 1, 2008. With the acquisition of SOR that was completed November 14, 2008, GTE has a 100% working interest in the Costayaco Field.

** Before royalties

Growing Reserves

Costayaco Well 5



Colombia



Chaza Block
Costayaco Field 3P Reserve
Guayuyaco Block
C-5
C-4
C-2
C-1
C-3
Producing Oil Fields
Pipeline
Uchupayaco
100
0
GTE Working Interest

Result of C-5 Testing:

1,172 BOPD*

Outside

Current Reserve Area

* Represents gross results of testing, before royalties.



Taking Costayaco to

24,000 BBL/Day (Net)*

by Q1, 2010

*Forecast net after royalty production on gross production of 35,000 BBL/Day

16 Wells Planned


Colombia
Bogotá
Putumayo Basin


Chaza Block
Costayaco Field
3P Reserve
C-7
C-5
C-4
C-2
C-1
C-6
C-3
Guayuyaco Block
Producing
Oil Fields
Pipeline
Uchupayaco
100
0
GTE Working Interest

By the end of **2008**:

6 Producers

For **2009**:

8 Additional Producers

2 Water Injectors

Investing in new pipeline

Expanding Costayaco's Infrastructure



Colombia
Bogotá
Putumayo Basin



Costayaco
Uchupayaco
OTA Export pipeline
Orito
Santana Oil sales point
100
0
GTE Working Interest

Now

10 km pipe line to Uchupayaco completed. Carries 9,000 BOPD, capacity for 50,000 BOPD.

2010

New 50,000 BOPD pipeline to Orito, utilizing existing right-of-ways, to accommodate Costayaco plateau production

More reserves, more pipeline, more production



30
20
10
0
Barrels of Oil per Day ('000's)
1,050
3,300
15,000*
26,000*
2006
2007
2008
1Q-2010

26,000 BBL/Day*

(*Predicted combined net production after royalty exit rates for GTE and SOR)


Our Vision:
Taking Gran Tierra to
50,000 BBL/Day

Aggressive 2009 Exploration in Colombia

GranTierra energy inc.

914 km	Seismic
5-10	Exploration wells planned outside Costayaco
69	Leads and prospects
4	Basins
1.5 million	Net acres

Developing the Putumayo Basin

#1 exploration land holder in the Putumayo Basin


Colombia
Bogotá
Putumayo Basin

Developing the Putumayo Basin


Colombia
Putumayo Basin


100
0
GTE Working Interest
Putumayo A TEA
Chaza
Azar
Mecaya
Putumayo
B TEA
(Rumiyaco Block)

6	Blocks
807,409	Net Acres
751 km	Seismic planned in 2009
2	Wells planned for 2009

Llanos Basin

- Los Aceites-1, oil discovery
  - Initial test at 5,645 BOPD
  - Long term test at 1,000-2,000 BOPD
- Next steps:
  - Build production facilities
  - Acquire 3D seismic
  - Evaluate drilling development
  - 3 Exploration wells


Colombia
Bogotá
Los Aceites Field
Llanos Basin

Middle Magdalena Basin

- Popa-2, Gas-Condensate Discovery
  - Initial test at 8.5 MMCFGD and 236 BCPD gross (Condensate)
- Next steps:
  - Build long term test production facilities
  - Initiate long-term test
  - Acquire 3D seismic
  - 1 Exploration Well



Colombia
Bogotá
Popa Field
Middle Magdalena Basin

Catatumbo Basin:
An Extension of Venezuela's Maracaibo Basin

- Next steps:
  - Acquire 2D seismic
  - Up to 3 Exploration wells



Colombia
Bogotá

Stakeholder Engagement

Key to success

- Employ over 150 local oil & gas experts
- Work closely with government agencies
- Develop the communities where we operate
  - Education support
  - Building infrastructure
  - Aboriginal support (traditional medicine research)
  - Funding of medical services





Our Vision:

Taking Gran Tierra to

100,000 BBL/Day

Elephant hunting in Peru



The Marañon Basin

1 Billion

Barrels Recoverable



Colombia
Ecuador
Iquitos Arch
Marañon Basin
Andes Mountains
Brazil
Peru

Iquitos Arch - The hunting ground



Peru

20,000

linear kilometers

of new high definition airborne gravity and magnetic data acquired



122
128

Blocks are on regional high

- **A** ITT Fields >1 BBO EUR
- **B** Perenco Block 67 2P: 300 MMBO 100,000 BOPD potential $1.5B development
- **C** Corrientes 275 MMBO EUR



A
B
C
Ecuador
Colombia
Iquitos Arch
122
128
Brazil
Arch
Basin
Oil Formation

If it walks like an elephant, talks like an elephant…



Andes Mountains
Oil & Gas Formation
Marañon Basin
Migration of Oil & Gas
Iquitos Arch
Entrapment
Gran Tierra - Blocks 122 & 128
Regional arch
Conventional
traps

Analogues	Alaska	Middle East	Western Canada	North Africa
Mountain range	Brooks	Zagros	Rockies	Atlas Mountains
Basin	North Slope	Arabian Gulf	WCSB	Atlas Foredeep
Arch	Barrow Arch	Qatar	-	Hassi R'Mel
Field	Prudhoe Bay	North Field	Oil Sands	Hassi R'Mel
Reserves	13.5 Billion BO	1,300 TCFG	167 Billion BO	100 TCFG

Blocks 122 & 128 - At the Top of the Arch


Peru


Block 122
N
Petrobras
ConocoPhillips
Block 128
0 25 50
Kilometers
Occidental

2	Blocks
100%	Gran Tierra
3.4 million	Acres
500 km	Seismic (2009)
2	Exploration wells (2010)

- Blocks 122 and 128 are a likely focal point for petroleum migration from adjacent Marañon basin
- Environmental impact assessment for seismic initiated

Argentina—Option Value

#1 exploration land holder in the Noroeste Basin



- 1.3 million acres (net)
- New Discovery
  - Proa-1
  - 3Q 2008 oil discovery
  - Tested 2,324 BOPD gross
  - Currently on long term test at 500 BOPD
- Improving Prices
  - Grew from $33 to $44/BBL in 2008



Noroeste Basin
Argentina

2009 Key Milestones



Costayaco

- Full field development plan Q2
- 50,000 BOPD pipeline, year-end
- Continuous development drilling program



Colombia

- Complete Los Aceites long term test Q2
- Define Popa Field commerciality Q3
- Continuous exploration drilling program



Peru

- Pre-feasibility engineering study Q1
- Complete EIA Q3
- Initiate 2D seismic Q4



Argentina

- Initiate 3D seismic Q2
- Complete Proa long term test Q2
- Proa development Q3-4

Program is Fully Funded

GranTierra energy inc.

- Costayaco
- Putumayo
- Llanos
- Middle Magdalena
- Lower Magdalena
- Catatumbo Basin
- Maranon (Peru)

$145 Million — Cash on hand*

$150 Million — In available Credit Facilities*

Strong Cash Flow

No Debt

* Combined cash and credit facilities of GTE and SOR as at their recently reported third quarter, 2008

Investment Highlights

GranTierra energy inc.

Strong land position with 7.1 million gross acres

Costayaco
61.4 Million BBL
in 3P gross reserves
and growing

Peru
Giant oil-field
potential

Argentina
option value

No debt

$145 million in cash
and strong cash flow



Gran Tierra Financials

Recent Financial Results

(Pre-Solana acquisition)

GranTierra energy inc.

(in $000's US)	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008
Revenue and Other Income								
Oil and natural gas sales	$ 3,362	$ 4,324	$ 3,611	$ 7,993	$ 15,925	$ 20,749	$ 33,042	**$ 40,082**
Interest	156	193	139	45	49	70	102	**257**
	3,518	4,517	3,750	8,038	15,974	20,819	33,144	**40,339**
Expenses								
Operating expenses	1,531	2,181	1,925	2,613	3,755	2,527	3,726	**4,513**
DD&A	1,764	2,324	2,377	1,849	2,865	3,064	5,400	**6,757**
G&A	3,001	1,939	2,680	2,965	2,648	4,133	4,641	**4,036**
Liquidated damages	1,267	4,132	3,235	-	-	-	-	**-**
Derivative financial instruments	-	657	20	117	2,246	1,184	6,278	**(4,475)**
Foreign exchange	93	232	(239)	(85)	15	14	(397)	**(1,351)**
	7,656	11,465	9,998	7,459	11,529	10,922	19,648	**9,480**
Income (loss) before income taxes	(4,138)	(6,948)	(6,248)	579	4,445	9,897	13,496	**30,859**
Income tax expense (recovery)	(171)	(298)	(1,176)	(512)	2,281	5,221	4,970	**7,872**
Net income (loss)	$ (3,967)	$ (6,650)	$ (5,072)	$ 1,091	$ 2,164	$ 4,676	$ 8,526	**$ 22,987**
Earnings (loss) per share - basic	$ (0.04)	$ (0.07)	$ (0.06)	$ 0.01	$ 0.02	$ 0.05	$ 0.08	**$ 0.20**

Balance Sheet

GranTierra energy inc.

(In $000's US)	Gran Tierra (US GAAP) As at September 30, 2008	Solana (Can GAAP) As at September 30, 2008
Assets		
Cash	$ 57,760	$ 87,527
Other Current Assets	41,816	42,006
	99,576	129,533
Oil and Gas Properties		
Proved	65,707	112,671
Unproved	13,964	-
	79,671	112,671
Other Long-term assets	23,617	3,687
Total Assets	$ 202,864	$ 245,891
Liabilities and Shareholders' Equity		
Total Current Liabilities	$ 56,088	$ 26,396
Total Long-Term Liabilities	10,368	2,754
Total Liabilities	66,456	29,150
Shareholders' Equity	136,408	216,741
Total Liabilities and Shareholders' Equity	$ 202,864	$ 245,891

Company summary

Symbol (TSX, AMEX):	GTE
Headquarters:	Calgary, Canada
Year End:	December 31
As of:	November 17, 2008
Basic Shares Outstanding	225 million
Fully Diluted:	263 million
# of Employees:	180
Director & Officer Ownership:	11%



A disciplined

management team with global experience


Our Vision:
100,000 BBL/Day



Appendices

Management Team

Management

Dana Coffield, PhD, President & CEO
Previously EnCana and ARCO

Martin Eden, CFO
Previously Artumas, Nexen, Ernst & Young

Max Wei, VP Operations
Previously EnCana, Occidental

Rafael Orunesu, President, GTE Argentina
Previously Pluspetrol and YPF

Eddie Dyes, President, GTE Colombia
Previously Argosy Energy International

Board of Directors

Jeffrey Scott, Chairman
President, Postell Energy
Director, Suroco Energy Services

Walter Dawson
Founder, Saxon Energy Services

Verne Johnson
Director, Harvest Energy Trust
Director, Fort Chicago Energy Partners

Nick Kirton, FCA, ICD.D
Former Partner and Director, KPMG

Dana Coffield, PhD

Scott Price
Former Director and CEO of Solana Resources

Ray Antony
Former Chairman of Solana Resources

Colombian Operating Netbacks Per BO ANH Contract (Chaza - Costayaco)

WTI	$50.00	$75.00	$100.00
WTI Discount (1)	$ 7.15	$ 7.15	$ 7.15
Royalty (8.23%) (2)(3)	$ 3.53	$ 5.59	$ 7.65
3rd party NPI royalty	$ 3.41	$ 5.70	$ 8.00
Economic Rights (acreage fee)	$ 0.10	$ 0.10	$ 0.10
Operating costs (4)	$ 5.23	$ 5.23	$ 5.23
Operating netback before tax	$30.78	$51.43	$ 72.08

Colombian income tax rates: 33%

1. Price offset for API, transportation, marketing, insurance (based on Q3 2008 average)
2. Based on average gross daily production for Q3 2008

Daily production	Royalty %
<5,000 bopd	8%
5,000-125,000	8%-20%
125,000-400,000	20%
400,000-600,000	20%-25%
>600,000 bopd	25%

3. Additional royalties of approximately 22% (assuming $100 WTI) will be payable when cumulative gross production exceeds 5 million barrels. High price royalty = (WTI-$26.00)/WTI * 0.3
4. Excludes overhead (based on Q3 2008 average)

Colombian Operating Netbacks Per BO Association Contract (Juanambu)

WTI	$50.00	$75.00	$100.00
WTI Discount (1)	$ 7.23	$ 7.23	$ 7.23
Royalty (8%)	$ 3.42	$ 5.42	$ 7.42
3rd party NPI royalty	$ 2.89	$ 5.19	$ 7.49
Operating costs (2)	$10.47	$10.47	$ 10.47
Operating netback before tax	$25.99	$46.69	$ 67.39

Colombian income tax rates: 33%

1. Price offset for API, transportation, marketing, insurance (based on Q3 2008 average)
2. Excludes overhead (based on Q3 2008 average)

- Ecopetrol will receive additional profit share if cumulative gross production exceeds 5 million barrels (based on "R" factor or profitability)

Colombian Operating Netbacks Per Bbl Association Contract (Guayuyaco)

WTI	$50.00	$75.00	$100.00
WTI Discount (1)	$ 7.46	$ 7.46	$ 7.46
Royalty (8%)	$ 3.40	$ 5.40	$ 7.40
3rd party over-riding royalty	$ 0.78	$ 1.36	$ 2.39
Operating costs (2)	$20.73	$20.73	$ 20.73
Operating netback before tax	$17.62	$40.05	$ 62.01

Colombian income tax rates: 33%

1. Price offset for API, transportation, marketing, insurance (based on Q3 2008 average)
2. Excludes overhead (based on Q3 2008 average)

- Ecopetrol will receive additional profit share if cumulative gross production exceeds 5 million barrels (based on "R" factor or profitability)

Colombian Operating Netbacks Per BO Risk Sharing Contract (Santana)

WTI	$50.00	$75.00	$100.00
WTI Discount (1)	$ 8.42	$ 8.42	$ 8.42
Royalty (20%)	$ 8.32	$13.32	$ 18.32
3rd party over-riding royalty	$ 0.67	$ 1.17	$ 2.07
Operating costs (2)	$18.90	$18.90	$ 18.90
Operating netback before tax	$13.70	$33.20	$ 52.30

Colombian income tax rates: 33%

1. Price offset for API, transportation, marketing, insurance (based on Q3 2008 average)
2. Excludes overhead (based on Q3 2008 average)

Colombian Operating Netbacks Per Bbl Association Contract (Guachiria)

GranTierra energy inc.

WTI	$50.00	$75.00	$100.00
WTI Discount	$16.42	$16.42	$ 16.42
Royalty (8%)	$ 2.69	$ 4.69	$ 6.69
Ecopetrol ORR (13%)	$ 4.02	$ 7.01	$ 10.00
Operating costs	$13.00	$13.00	$ 13.00
Operating netback before tax	$13.88	$33.89	$ 53.09

Colombian income tax rates: 33%

Argentina Operating Netbacks Per BO
Palmar Largo

WTI	$50.00	$75.00	$100.00
WTI Discount (1)	$ 6.00	$31.00	$ 56.00
Provincial Sales Tax (1.5%)	$ 0.66	$ 0.66	$ 0.66
Royalty (12%)	$ 5.28	$ 5.28	$ 5.28
Operating costs (2)	$20.87	$20.87	$ 20.87
Operating netback before tax	$17.19	$17.19	$ 17.19

Argentina income tax rates: 35%

1. Based on received price for Q3 2008
2. Based on Q3 2008 average. Excludes workovers.

Argentina Operating Netbacks Per BO
Chivil

GranTierra energy inc.

WTI	$50.00	$75.00	$100.00
WTI Discount (1)	$ 6.00	$31.00	$ 56.00
Provincial Sales Tax (1.5%)	$ 0.66	$ 0.66	$ 0.66
Royalty (12%)	$ 5.28	$ 5.28	$ 5.28
Operating costs (2)	$24.12	$24.12	$ 24.12
Operating netback before tax	$13.94	$13.94	$ 13.94

Argentina income tax rates: 35%

1. Based on received price for Q3 2008
2. Based on Q3 2008 average. Excludes workovers.

Argentina Operating Netbacks Per BO Vinalar

WTI	$50.00	$75.00	$100.00
WTI Discount (1)	$ 6.00	$31.00	$ 56.00
Provincial Sales Tax (1.8%)	$ 0.79	$ 0.79	$ 0.79
Royalty (12%)	$ 5.28	$ 5.28	$ 5.28
3rd party over-riding royalty (2.7%)	$ 1.19	$ 1.19	$ 1.19
Operating costs (2)	$ 8.62	$ 8.62	$ 8.62
Operating netback before tax	$28.12	$28.12	$ 28.12

Argentina income tax rates: 35%

1. Based on received price for Q3 2008
2. Based on Q3 2008 average. Excludes workovers.



GranTierra
energy inc.